Morgan Stanley Institutional Fund Trust - Core
Fixed Income Portfolio
Item 77O- Transactions effected pursuant to Rule
10f-3

Securities Purchased:	 Altera Corp. 1.750% due
5/15/2017
Purchase/Trade Date:	  5/1/2012
Offering Price of Shares: $99.847
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $45,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.07
Brokers: BofA Merrill Lynch, JP Morgan, Morgan
Stanley, Citigroup, US Bancorp, The Williams
Capital Group, LP
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 BP Capital Markets PLC
3.245% due 5/6/2022
Purchase/Trade Date:	  5/2/12
Offering Price of Shares: $100.000
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.17
Brokers: Credit Suisse, Mizuho Securities, Morgan
Stanley, RBS, UBS Investment Bank
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Freddie Mac FHLMC 18 A2
2.7890% due 1/25/2022
Purchase/Trade Date:	  5/3/2012
Offering Price of Shares: $101.499
Total Amount of Offering: $887,460,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.034
Percentage of Fund's Total Assets: 0.51
Brokers: JP Morgan, Wells Fargo Securities,
Barclays, CastleOak Securities, L.P., Guggenheim
Securities, Morgan Stanley
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Diageo Capital plc 1.500%
due 5/11/2017
Purchase/Trade Date:	  5/8/2012
Offering Price of Shares: $99.560
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $60,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.10
Brokers: Citigroup, Credit Suisse, Deutsche Bank
Securities, HSBC, Morgan Stanley, Nomura, RBS
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Diageo Capital plc 2.875%
due 5/11/2022
Purchase/Trade Date:	  5/8/2012
Offering Price of Shares: $99.638
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.12
Brokers: Citigroup, Credit Suisse, Deutsche Bank
Securities, HSBC, Morgan Stanley, Nomura, RBS
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Discovery Communications
Inc. 3.300% due 5/15/2022
Purchase/Trade Date:	  5/10/12
Offering Price of Shares: $99.167
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.12
Brokers: BofA Merrill Lynch, JP Morgan, RBS,
Citigroup, Credit Suisse, BNP Paribas, Credit
Agricole CIB, Goldman, Sachs & Co., Morgan
Stanley, RBC Capital Markets, Scotiabank,
SunTrust Robinson Humphrey, Wells Fargo
Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Republic Services Inc.
3.550% due 6/1/22
Purchase/Trade Date:	  5/14/12
Offering Price of Shares: $99.723
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.12
Brokers: Deutsche Bank Securities, Wells Fargo
Securities, Mitsubishi UFJ Securities, RBC Capital
Markets, Banca IMI, Goldman, Sachs & Co.,
SMBC Nikko
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Murphy Oil Corp. 4.000%
due 6/1/2022
Purchase/Trade Date:	  5/15/12
Offering Price of Shares: $99.786
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $35,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Fund's Total Assets: 0.06
Brokers: JP Morgan, Wells Fargo Securities, BofA
Merrill Lynch, DNB Markets, Citigroup, Deutsche
Bank Securities, Mitsubishi UFJ Securities,
Raymond James Morgan Keegan
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Cardinal Health Inc. 1.900%
due 6/15/17
Purchase/Trade Date:	  5/16/12
Offering Price of Shares: $99.831
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $80,000
Percentage of Offering Purchased by Fund: 0.032
Percentage of Fund's Total Assets: 0.13
Brokers: JP Morgan Securities LLC, Merrill Lynch,
Piece, Fenner & Smith Incorporated, Morgan
Stanley & Co. LLC, Credit Agricole Securities
(USA) Inc., PNC Capital Markets LLC, The
Huntington Investment Company, US Bancorp
Investments, Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 McDonald's Corp.1.875%
due 5/29/19
Purchase/Trade Date:	  5/23/12
Offering Price of Shares: $99.045
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.019
Percentage of Fund's Total Assets: 0.12
Brokers: Goldman, Sachs & Co., JP Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Morgan Stanley & Co. LLC,
Wells Fargo Securities, LLC, ANZ Securities, Inc.,
Barclays Capital Inc., BNP Paribas Securities Corp.,
Citigroup Global Markets Inc., HSBC Securities
(USA) Inc., ING Financial Markets LLC, Rabo
Securities USA, Inc., RBC Capital Markets, LLC,
RBS Securities Inc., SG Americas Securities, LLC,
Standard Chartered Bank, SunTrust Robinson
Humphrey, Inc., The  Williams Capital Group, L.P.,
U.S. Bancorp Investments, Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 United Technologies
Corporation 4.500% due 6/1/42
Purchase/Trade Date:	  5/24/12
Offering Price of Shares: $98.767
Total Amount of Offering: $3,500,000,000
Amount Purchased by Fund: $90,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.15
Brokers: BofA Merrill Lynch, HSBC, JP Morgan,
BNP Paribas, Citigroup, Deutsche Bank Securities,
Goldman, Sachs & Co., RBS
Purchased from: HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Eastman Chemical Company
3.600% due 8/15/2022
Purchase/Trade Date:	  5/29/12
Offering Price of Shares: $99.224
Total Amount of Offering: $900,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.12
Brokers: Barclays, Citigroup, JP Morgan, BofA
Merrill Lynch, Morgan Stanley, RBS
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Kraft Foods Group Inc.
5.000% due 6/4/42
Purchase/Trade Date:	  5/30/12
Offering Price of Shares: $99.293
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.08
Brokers: Barclays, Citigroup, Goldman, Sachs &
Col., JP Morgan, RBS, Credit Suisse, Deutsche
Bank Securities, HSBC, Wells Fargo Securities,
BBVA Securities, BNP Paribas, BofA Merrill
Lynch, Credit Agricole CIB, Mitsubishi UFJ
Securities, Mizuho Securities, RBC Capital
Markets, UBS Investment Bank, US Bancorp,
Blaylock Robert Van, LLC, The Williams Capital
Group L.P.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Boston Properties LP
3.850% due 2/1/23
Purchase/Trade Date:	  5/31/12
Offering Price of Shares: $99.779
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.17
Brokers: BofA Merrill Lynch, Citigroup, JP
Morgan, Morgan Stanley, Deutsche Bank
Securities, Wells Fargo Securities, BNY Mellon
Capital Markets, LLC, Mitsubishi UFJ Securities,
RBS, SunTrust Robinson Humphrey, TD Securities,
US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Deere & Co. 3.900% due
6/5/42
Purchase/Trade Date:	  6/5/12
Offering Price of Shares: $99.265
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.17
Brokers: BofA Merrill Lynch, Citigroup, Deutsche
Bank Securities, JP Morgan, Barclays, HSBC,
Credit Suisse, Mitsubishi UFJ Securities, Goldman,
Sachs & Co., RBC Capital Markets, BNP Paribas,
BNY Mellon Capital Markets, LLC, Fifth Third
Securities, Inc., Morgan Stanley, Santander,
Standard Chartered Bank, TD Securities, US
Bancorp, Wells Fargo Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Freddie Mac FHLMC 12-
K709 A2 2.086% due 3/25/19
Purchase/Trade Date:	  6/8/2012
Offering Price of Shares: $101.4941
Total Amount of Offering: $932,290,000
Amount Purchased by Fund: $159,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.27
Brokers: Wells Fargo Securities, JP Morgan, BofA
Merrill Lynch, Guggenheim Securities, Morgan
Stanley, Sandler O'Neill & Partners, L.P.
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Timer Warner Inc. 4.900%
due 6/15/2042
Purchase/Trade Date:	  6/8/2012
Offering Price of Shares: $98.929
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.04
Brokers: BofA Merrill Lynch, Barclays, BNP
Paribas, Citigroup, Goldman, Sachs & Co., JP
Morgan, Morgan Stanley, RBS, Santander, Wells
Fargo Securities, BNY Mellon Capital Markets,
LLC, Credit Agricole CIB, Credit Suisse, Deutsche
Bank Securities, Lloyds Securities, Mitsubishi UFJ
Securities, Mizuho Securities, Ramirez & Co., Inc.,
Scotiabank, SMBC Nikko, The Williams Capital
Group, L.P., UBS Investment Bank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Experian Finance plc
2.375% due 6/15/17
Purchase/Trade Date:	  6/26/12
Offering Price of Shares: $99.551
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $210,000
Percentage of Offering Purchased by Fund: 0.035
Percentage of Fund's Total Assets: 0.35
Brokers: BofA Merrill Lynch, RBS, Mitsubishi UFJ
Securities, Societe Generale, Barclays, BNP
Paribas, Credit Agricole CIB, ING, Mizuho
Securities, Santander, UBS Securities LLC, Wells
Fargo Securities, LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 America Movil SAB DE CV
3.125% due 7/16/2022
Purchase/Trade Date:	  7/9/12
Offering Price of Shares: $99.490
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.016
Percentage of Fund's Total Assets: 0.34
Brokers: Goldman, Sachs & Co., Morgan Stanley,
Citigroup, Mitsubishi UFJ Securities, Mizuho
Securities
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Anheuser-Busch Inbev
Worldwide 3.750% due 7/15/2042
Purchase/Trade Date:	  7/11/2012
Offering Price of Shares: $99.092
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.08
Brokers: BofA Merrill Lynch, Barclays, Deutsche
Bank Securities, BNP Paribas, Mitsubishi UFJ
Securities, Mizuho Securities, RBS, Societe
Generale, ING, Santander, Rabo Securities, SMBC
Nikko, TD Securities
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Nippon Telegraph and
Telephone 1.400% due 7/18/2017
Purchase/Trade Date:	  7/11/2012
Offering Price of Shares: $99.865
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.17
Brokers: BofA Merrill Lynch, Barclays, Morgan
Stanley, BNP Paribas, Citigroup, Credit Suisse,
Deutsche Bank Securities, Goldman, Sachs & Co.,
J.P. Morgan, UBS Investment Bank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 U.S. Bancorp 2.950% due
7/15/2022
Purchase/Trade Date:	  7/18/2012
Offering Price of Shares: $99.683
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.21
Brokers: Credit Suisse Securities (USA) LLC,
Morgan Stanley & Co. LLC, US Bancorp
Investments, Inc.
Purchased from: US Bank Corp Trust
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Federal Express Corp.
3.875% due 7/30/2042
Purchase/Trade Date:	  7/24/12
Offering Price of Shares: $98.480
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.13
Brokers: Goldman, Sachs & Co., JP Morgan, BofA
Merrill Lynch, Citigroup, Mizuho Securities, BNP
Paribas, Deutsche Bank Securities, Morgan Stanley,
Ramirez & Co., Inc., Raymond James Morgan
Keegan, Scotiabank, SunTrust Robinson
Humphrey, The Williams Capital Group, L.P.,
Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Altria Group Inc. 2.850%
due 8/9/2022
Purchase/Trade Date:	  8/6/2012
Offering Price of Shares: $99.888
Total Amount of Offering: $1,900,000,000
Amount Purchased by Fund: $155,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.27
Brokers: Citigroup, Deutsche Bank Securities, JP
Morgan, Barclays, Credit Suisse, HSBC,
Scotiabank, Wells Fargo Securities, Banca IMI,
Goldman, Sachs & Co., Loop Capital Markets,
Morgan Stanley, RBC, Santander, The Williams
Capital Group, L.P., US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Celgene Corp. 3.250% due
8/15/2022
Purchase/Trade Date:	  8/6/2012
Offering Price of Shares: $99.949
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $155,000
Percentage of Offering Purchased by Fund: 0.016
Percentage of Fund's Total Assets: 0.27
Brokers: BofA Merrill Lynch,  JP Morgan, Morgan
Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Time Warner Cable Inc.
4.500% due 9/15/2042
Purchase/Trade Date:	  8/7/2012
Offering Price of Shares: $99.439
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $30,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.05
Brokers: BNP Paribas, Citigroup, Morgan Stanley,
RNC Capital Markets, Credit Suisse, Barclays,
BNY Mellon Capital Markets, LLC, Credit
Agricole CIB, Deutsche Bank Securities, Goldman,
Sachs & Co., JP Morgan, Lloyds Securities,
Mitsubishi UFJ Securities, Mizuho Securities,
Ramirez & Co., Inc., RBS, SMBC Nikko, The
Williams Capital Group, L.P., UBS Investment
Bank, US Bancorp
Purchased from: BNP Paribas Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Thermo Fisher 3.150% due
1/15/2023
Purchase/Trade Date:	  8/15/2012
Offering Price of Shares: $99.475
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $80,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.14
Brokers: Goldman, Sachs & Co., J.P. Morgan, RBS,
Barclays, BofA Merrill Lynch, Deutsche Bank
Securities, Morgan Stanley, BNP Paribas, HSBC,
Mitsubishi UFJ Securities, Banca IMI, ING,
KeyBanc Capital Markets, Scotia Capital, US
Bancorp
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 EOG Resources Inc. 2.625%
due 3/15/2023
Purchase/Trade Date:	  9/15/2012
Offering Price of Shares: $99.381
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.17
Brokers: Barclays, Citigroup, JP Morgan, UBS
Investment Bank, Wells Fargo Securities, RBC
Capital Markets, Mitsubishi UFJ Securities, Societe
Generale, US Bancorp, Allen & Company LLC,
ANZ Securities, BB&T Capital Markets, BMO
Capital Markets, Comerica Securities, Credit
Suisse, Deutsche Bank Securities, DNB Markets,
Goldman, Sachs & Co., Scotiabank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Waste Management Inc.
2.900% due 9/15/2022
Purchase/Trade Date:	  9/5/2012
Offering Price of Shares: $99.681
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.13
Brokers: Barclays, BNP Paribas, BofA Merrill
Lynch, Goldman, Sachs & Co., JP Morgan, Morgan
Stanley, PNC Capital Markets LLC, Scotiabank, US
Bancorp
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Wellpoint Inc. 3.300% due
1/15/2023
Purchase/Trade Date:	  9/5/2012
Offering Price of Shares: $99.663
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $35,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.06
Brokers: Citigroup, Credit Suisse, Deutsche Bank
Securities, BofA Merrill Lynch, UBS Investment
Bank, Wells Fargo Securities, JP Morgan, Morgan
Stanley, SunTrust Robinson Humphrey, US
Bancorp, BB& T Capital Markets, BNY Mellon
Capital Makrets, LLC, Fifth Third Securities, Inc.,
Huntington Investment Company, Mitsubishi UFJ
Securities, Mizuho Securities, PNC Capital Markets
LLC, SMBC Nikko
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Avalonbay Communities
Inc. 2.950% due 9/15/2022
Purchase/Trade Date:	  9/6/2012
Offering Price of Shares: $99.785
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.13
Brokers: UBS Securities LLC, Goldman, Sachs &
Co., JP Morgan Securities LLC, BNY Mellon
Capital Markets, LLC, Mitsubishi UFJ Securities
(USA), Inc., SunTrust Robinson Humphrey, Inc.
Purchased from: UBS
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 FMC Technologies Inc.
3.450% due 10/1/2022
Purchase/Trade Date:	  9/18/2012
Offering Price of Shares: $99.915
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $35,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Fund's Total Assets: 0.06
Brokers: JP Morgan, Wells Fargo Securities, DNB
Markets, Mitsubishi UFJ Securities, RBS, US
Bancorp
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Credit Agricole SA 3.000%
due 10/1/2017
Purchase/Trade Date:	  9/24/2012
Offering Price of Shares: $99.982
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.35
Brokers: Credit Agricole SA, Deutsche Bank
Securities Inc., JP Morgan Securities, Morgan
Stanley
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Watson Pharmaceuticals Inc.
3.250% due 10/1/2022
Purchase/Trade Date:	  9/27/2012
Offering Price of Shares: $99.165
Total Amount of Offering: $1,700,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.04
Brokers: BofA Merrill Lynch, Wells Fargo
Securities, Barclays, JP Morgan, Deutsche Bank
Securities, DNB Markets, HSBC, RBS, US Bancorp
Purchased from:  Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Watson Pharmaceuticals Inc.
4.625% due 10/1/2042
Purchase/Trade Date:	  9/27/2012
Offering Price of Shares: $98.516
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $10,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.02
Brokers: BofA Merrill Lynch, Wells Fargo
Securities, Barclays, JP Morgan, Mizuho Securities,
DNB Markets, HSBC, RBS, US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 NBC Universal Media LLC
2.875% due 1/15/2023
Purchase/Trade Date:	  9/28/2012
Offering Price of Shares: $99.817
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.17
Brokers: Credit Suisse, JP Morgan , Morgan
Stanley, RBC Capital Markets, Barclays, BNP
Paribas, BofA Merrill Lynch, Citigroup, Deutsche
Bank Securities, Goldman, Sachs & Co., Lloyds
Securities, Mizuho Securities, RBS, SMBC Nikko,
UBS Investment Bank, Wells Fargo Securities,
Santander, US Bancorp, Allen & Company LLC,
Gleacher & Company, DnB NOR Markets, PNC
Capital Markets LLC, SunTrust Robinson
Humphrey, TD Securities, Loop Capital Markets,
The Williams Capital Group, L.P., Drexel
Hamilton, Lebenthal Capital Markets, MFR
Securities, Inc. Ramirez & Co., Inc.
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.